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D.A. Davidson & Co.
  As Representative of the Several Underwriters
8 Third St. North
Davidson Building
Great Falls, MT 59403

     Re:  JORE CORPORATION

Ladies and Gentlemen:

     1. The undersigned understands that you, as representative (the "Representative") of the several underwriters (the "Underwriters"), have proposed to enter into an underwriting agreement with Jore Corporation (the "Company"), providing for the public offering (the "Public Offering") by the Underwriters of shares of the Company's common stock (the "Common Stock"), pursuant to a Registration Statement filed by the Company with the Securities and Exchange Commission.

     2. The undersigned understands further that you have requested that certain shareholders of the Company enter into this Agreement because the prospect of public sales of Common Stock by these shareholders during the several months after the offering would be detrimental to the proposed underwriting effort. The undersigned recognizes that it is in the best financial interests of the undersigned, as a shareholder of the Company, that the proposed Public Offering be completed, and understands that the Company and the Underwriters will proceed with the proposed Public Offering in reliance on this Agreement.

     3. In consideration of the foregoing and in order to induce the Underwriters to underwrite the proposed Public Offering, the undersigned hereby agrees that the undersigned will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option for the sale or purchase of, grant a security interest in, pledge, hypothecate, or otherwise dispose of any shares of Common Stock, or any other shares of capital stock of the Company convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock, beneficially owned by the undersigned, or request the registration for the offer or sale of any of the foregoing, for a period of 180 days after the effective date of the Registration Statement relating to the proposed Public Offering, without the prior written consent of the Representative, which consent may be withheld at the sole discretion thereof.

     4. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's registrar and transfer agent to prevent the transfer of shares of Common Stock held by the undersigned except in compliance with this Agreement.

     5. Notwithstanding the foregoing, the following transactions shall not be restricted hereby:

         (a) if the undersigned is one or more natural persons, any (i) bona fide gift or (ii) transfer to the undersigned's immediate family or to a trust for the benefit of the undersigned, his or her immediate family, or both; or

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D.A. Davidson & Co.
As Representative of the Several Underwriters
Page 2

         (b) if the undersigned is a corporation or partnership, any transfer by the undersigned (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned's assets not undertaken for the purpose of avoiding the restrictions imposed hereby; (ii) to another corporation or partnership if the transferee and the undersigned are direct or indirect affiliates or otherwise related; or (iii) as a part of a distribution without consideration from the undersigned to its equity holders on a pro rata basis; PROVIDED, HOWEVER, that, as a condition of any such transfer, the transferor shall provide the Representative ten days' advance written notice thereof and each transferee shall agree to be bound by the terms of this Agreement and shall execute an agreement substantially in the form hereof which the transferor shall cause to be delivered to the Representative.

     6. The undersigned agrees that the provisions of this Agreement shall be binding upon the successors, assigns, heirs, and personal representatives thereof.

     7. It is understood that, if the proposed Public Offering does not close by October 31, 1999, or if any underwriting agreement (other than the provisions thereof that survive termination) between the Company and the Representative shall terminate or be terminated prior to payment for and delivery of the shares that are the subject of the proposed Public Offering, you will release us from our obligations under this Agreement.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Montana applicable to contracts made and to be performed within the State of Montana.

DATED:  6-30           , 1999
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                                         Very truly yours,

                                         By: /s/ Blaine Huntsman
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                                         Blaine Huntsman
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                                         Print Name

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                                         Title (if applicable)

                                         136 So. Main Street, Ste 421
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                                         Street Address

                                         Salt Lake City, UT 84111
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                                         City, State, Zip Code